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                                                                   EXHIBIT 10.11

                           LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT (the "Agreement"), dated as of October 27, 1998 is entered into by and between NetScreen Technologies, Inc., a Delaware corporation having a principal place of business at 2860 San Tomas Expressway, Santa Clara, California 95051 (the "Borrower") and Comdisco, Inc., a Delaware corporation having a principal place of business at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender"). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

         WHEREAS, Borrower desires to borrow from the Lender hereunder the amount of Four Hundred Eighty Two Thousand Three Hundred Thirty-Four and 65/100 Dollars ($482,334.65) and Lender is willing to lend said amount to Borrower on October 30, 1998 (the "Funding Date");

         NOW, THEREFORE, it is agreed:

SECTION 1. THE LOAN

     1.1 Subject to the terms and conditions set forth herein, Lender shall lend to Borrower the aggregate original principal amount of Four Hundred Eighty Two Thousand Three Hundred Thirty-Four and 65/100 Dollars ($482,334.65) (the "Loan") with interest at the rate of seven and one quarter percent (7.25%) per annum payable in monthly installments as set forth in the promissory note (the "Note") in the form attached hereto and made a part hereof as Exhibit A, dated October 30, 1998.

     1.2 Upon the occurrence of and during an Event of Default (as defined herein), interest shall thereafter be calculated at a rate of five percent (5%) in excess of the rate that would otherwise be applicable ("Default Rate"). All such interest shall be due and payable in arrears, on the first day of the following month.

     1.3 Notwithstanding any provision in this Agreement, the Note, or any other "Loan Document" (as defined herein), it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Secured Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time that is the longer of (i) the time from the date of this Agreement through the maturity time as set forth on the Note, or (ii) the entire period of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under this Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower.

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     1.4 In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 1.1.

     1.5 Upon and during the continuation of an Event of Default hereunder (as defined herein), all Secured Obligations, including principal, interest, compounded interest, and reasonable professional fees, shall bear interest at a rate per annum equal to the Default Rate.

     1.6 Borrower shall have the option to prepay the Note, in whole or in part, at any time after the date hereof by paying the principal amount together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment [and the Balloon Payment as described in the Note] together with a prepayment premium equal to the difference, if any, between (x) the amount being prepaid and (y) the present value, discounted at the Treasury Rate, of each installment of principal and interest being prepaid discounted to the date of prepayment. If the amount in (x) is greater than the amount in (y), no prepayment premium shall be due. The "Treasury Rate" shall mean the then prevailing yield on U S Treasury Constant Maturities for the most recent business day, as quoted in the Federal Reserve Statistical Release H15, as of the date of prepayment for an obligation of comparable maturity to the maturity date of the Note.

SECTION 2. SECURITY INTEREST

         As security for the payment of all indebtedness ("Indebtedness") of the Borrower to the Lender hereunder and under the Note, as the same may be renewed, extended for any period or rearranged, and the performance by the Borrower of its other obligations hereunder (the Indebtedness and such other obligations being hereinafter sometimes collectively referred to as the "Secured Obligations"), the Borrower hereby assigns to the Lender, and grants to the Lender a first priority security interest in, all the Borrower's right, title, and interest in and to the following property ("Collateral"):

(i) the equipment and other property (the "Equipment") described in Exhibit B attached hereto; and (ii) all proceeds, products, replacements, additions to, substitutions for and accessions to any and all Equipment including, without limitation, the proceeds applicable to the insurance referred to in Section 4 hereof.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER

         The Borrower represents, warrants and agrees that:

     3.1 It has good title in and to the Equipment, free of all liens, security interests, encumbrances and claims whatsoever, except for the interest of the Lender therein.

     3.2 It has the full power and authority to, and does hereby grant and convey to the Lender, a valid first priority perfected security interest in the Collateral as security for the Secured Obligations, free of all liens, security interests, encumbrances and claims, and shall execute such Uniform Commercial Code ("UCC") financing statements in connection herewith as the Lender may reasonably request. No other lien, security interest, adverse claim or

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encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral.

     3.3 It is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Collateral or the business of the Borrower taken as a whole.

     3.4 The execution, delivery and performance of the Note, this Agreement, the Warrant Agreement dated October 27, 1998 pursuant to which Borrower granted to Lender the right to purchase the number of shares of preferred stock as set forth therein ("Warrant Agreement"), and all financing statements, certificates and other documents required to be delivered or executed in connection herewith (collectively, the "Loan Documents") have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Loan Documents were duly authorized to do so, the Equipment is personal property and as used by the Borrower will not be or become fixtures under applicable law, and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors.

     3.5 The Loan Documents do not and will not violate any provisions of its Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement.

     3.6 The execution, delivery and performance of the Loan Documents do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

     3.7 As of the date hereof no fact or condition exists that would (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents and no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. For purposes of this Agreement, "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties, assets or financial condition of Borrower; or (ii) the ability of Borrower to perform the Secured Obligations.

SECTION 4. INSURANCE AND RISK OF LOSS

     4.1 Risk of loss of, damage to or destruction of the Collateral shall be borne by the Borrower and effective from the date of this Agreement and until the payment and performance in full of all Secured Obligations, Borrower shall at its own expense cause to be carried and maintained all risk casualty insurance (covering risk of fire, theft and other such risks as the Lender may require, including standard and extended coverage) with respect to each item of Collateral in an amount no less than the replacement costs applicable to such item of Collateral

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during the term of this Agreement. All policies evidencing such casualty insurance shall contain a standard mortgagee's endorsement and shall provide for at least thirty days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration. Borrower shall provide Lender with insurance certificates evidencing the foregoing at time of closing.

     4.2 If any item of Collateral is lost or rendered unusable as a result of any physical damage to or destruction of such item of Equipment during the period from the date hereof to and including the maturity date under the Note or the date all Secured Obligations hereunder have been fully satisfied, whichever is later, Borrower shall give to Lender prompt notice thereof. Borrower shall determine, within fifteen (15) days after the date of occurrence of such loss, damage or destruction, whether such item of Equipment can be repaired and restored to the condition in which such item of Collateral was required to be maintained as of the date immediately preceding such damage. If Borrower determines that such item of Collateral can be repaired, Borrower, at its expense, shall cause such item of Collateral to be promptly repaired. If Borrower determines that such item of Collateral is lost or cannot be repaired, Borrower shall promptly notify the Lender and such item of Collateral shall be deemed to have suffered a "Casualty Loss" for purposes of this Section as of the date of the occurrence of such loss. Within fifteen (15) days following the occurrence of any such loss, damage or destruction, Borrower shall notify the Lender of the item(s) of Collateral which has suffered such Casualty Loss ("Loss Item"), and within thirty (30) days thereafter (the "Settlement Date"), Borrower shall either (a) replace such item(s) of Collateral with equipment of the same model, type and feature configuration, in an operating condition and repair no less than that required hereunder of the damaged or lost equipment immediately prior to the date of such damage or loss, and having a fair market value no less than the Casualty Value (as defined herein) applicable to such item of Collateral as of the date immediately prior to such damage, in which case such replacement equipment shall for all purposes hereunder become part of the Collateral and (without limiting the preceding provisions) Borrower shall grant to Lender a first lien and security interest in respect of such replacement equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to the Lender of Borrower's good and marketable title to such replacement equipment (free of any liens, security interests or encumbrances other than those created by this Agreement and Borrower shall be entitled to receive the amount of any insurance or other recovery received by Lender up to cost of obtaining the replacement equipment; or (b) so long as no Event of Default or event which with the giving of notice or passage of time, or both, would constitute an Event of Default, has occurred and is continuing, Borrower may provide substitute equipment satisfactory to Lender to become part of the Collateral and Borrower shall grant to Lender a first lien and security interest in respect of such substitute equipment pursuant to the terms of this Agreement, and Borrower shall provide the Lender evidence satisfactory to Lender of Borrower's good and marketable title to such substitute equipment (free of any liens, security interests or encumbrances other than created by this Agreement and Lender shall provide any required endorsements in connection with any insurance proceeds received by Borrower pursuant to such insurance policies; or (c) Borrower shall pay Lender the insurance proceeds payable pursuant to such insurance policies ("Insurance Proceeds") with respect to such Loss Item(s) and the principal amount of the Note (and interest accrued on the principal amount so prepayable) shall become due and payable on the Settlement Date to the extent of the replacement cost for all such Loss Item(s). For purposes of this Section 4.2, Casualty Value shall mean an amount equal to the greater of the fair market value of

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the Equipment as of the date of the Casualty Loss or the outstanding principal and accrued interest on the Loan. Moneys so received shall be applied, on the date of such receipt, as follows: first, to pay any accrued interest on the outstanding principal amount of the Note on such date; second, to prepay, the outstanding principal amount of the Note (to the extent of the fair market value attributable to such Loss Item(s)); third, to pay any other Indebtedness of amounts then due and owing to the Lender hereunder; and fourth, so long as there has occurred no Event of Default under Section 8 hereof and no event which with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing, Borrower and Lender hereby agree that the balance of any such Insurance Proceeds shall be paid promptly to the Borrower.

     4.3 Effective upon the date hereof under the Note and while there are any Secured Obligations outstanding, Borrower shall cause to be carried and maintained comprehensive general liability insurance with regard to the Collateral against risks customarily insured against in the Borrower's business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage associated with the Collateral. All policies evidencing such insurance shall provide for at least thirty (30) days prior written notice by the underwriter or insurance company to the Lender in the event of cancellation or expiration.

     4.4 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including without limitation such claims, costs, expenses, damages and liabilities based on liability in tort including without limitation strict liability in tort) including reasonable attorneys' fees, arising out of Borrower's ownership, possession, operation, control, use, maintenance, delivery, or other disposition of the Collateral. Notwithstanding the foregoing, Borrower shall not be responsible under the terms of this Section
4.4 to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligence or willful misconduct of such indemnified party.

SECTION 5. COVENANTS OF BORROWER

         Borrower covenants and agrees as follows at all times while any of the Secured Obligations remain outstanding:

     5.1 Borrower shall maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration, other than normal wear and tear. Borrower shall not the Equipment or permit its use for any purpose other than for which it was designed. Borrower's obligation regarding the maintenance of the Equipment shall include, without limitation, all maintenance, repair, refurbishment and replacement recommended or advised either by the manufacturer, or that commonly performed by prudent business and/or professional practice. Any exceptions or qualifications expressed in this Agreement relating to normal or ordinary wear and tear shall not be deemed to limit Borrower's obligations pursuant to the preceding sentence.

     5.2 Borrower shall only relocate any item of the Collateral provided that:
(a) it shall have caused to be filed and/or delivered to the Lender all UCC financing statements, certificates or other documents or instruments necessary to continue in effect the first prior perfected security

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interest of the Lender in the Collateral, and (b) it shall have given the Lender no less than fifteen (15) days prior written notice of such relocation.

     5.3 Upon the request of Lender, Borrower shall, during business hours, make the Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Equipment available to the Equipment available to Lender for inspection. Borrower shall take all action necessary to maintain such logs and maintenance records in a correct and complete fashion.

     5.4 Upon the request of Lender, Borrower shall cause the Equipment to be plainly, permanently and conspicuously marked, by stenciling or by metal tag or plate affixed thereto, indicating Lender's security interest in the Equipment. Borrower shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Borrower shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership adverse to Borrower's.

     5.5 Borrower covenants and agrees to pay when due, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Collateral or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral.

     5.6 Borrower shall furnish to Lender the financial statements listed hereinafter, prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

          (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month: an internally prepared income statement, balance sheet, and cash flow statement, (including the commencement of any material litigation by or against Borrower), each certified by Borrower's Chief Executive or Financial Officer to be true and correct;

          (b) as soon as practicable (and in any event within one hundred and twenty (120) days) after the end of each fiscal year, audited Financial Statements, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by any audit report and opinion of the independent certified public accountants selected by Borrower; and

          (c) promptly any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet financial obligations.

     5.7 Notwithstanding the foregoing, after the effective date of the initial registration statement covering a public offering of Borrower's securities, the term "Financial Statements" shall be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Borrower will from time to time

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execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; and take all further action that may be necessary, or that Lender may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security agreement and other documents without the signature of Borrower either in Lender's name or in the name of Borrower as agent and attorney-in-fact for Borrower.

     5.8 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Collateral free and clear from any attachment or levy, liens or encumbrances whatsoever (except any placed thereon by Lender, or any liens arising by operation of law with respect to any obligations not yet overdue or any other liens consented to in writing by Lender) and shall give Lender immediate written notice thereof.

SECTION 6. CONDITIONS PRECEDENT TO LOAN

     On or prior to the Funding Date, Borrower will provide to Lender the following, in form and substance satisfactory to Lender:

     6.1 Such documentation, including without limitation, a Bill of Sale, and other documents as shall reasonably evidence Borrower's right, title and interest in and to the Equipment;

     6.2 A certified resolution or other certificate of corporate authority for the execution and the delivery of, and the performance of all Secured Obligations under the Loan Documents and all related documentation;

     6.3 Incumbency certificate evidencing the authority and facsimile signatures of the individuals executing the Loan Documents;

     6.4 UCC financing statements as deemed appropriate by Lender to perfect its security interest in the Collateral;

     6.5 Certified copies of the certificate of incorporation of Borrower;

     6.6 Certificate of good standing for Borrower from its state of incorporation and similar certificates from all jurisdictions in which it does business and where the failure to be qualified would have a material adverse effect on Borrower's business; and

     6.7 Insurance certificates as required by Section 4 hereof.

SECTION 7. ASSIGNMENT BY LENDER

     7.1 Borrower acknowledges and understands that Lender may sell and assign all or a part of its interest hereunder and under the Note and Loan Documents to any person or entity (an "Assignee"). After such assignment the term Lender shall mean such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect

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to the interest so assigned; but with respect to any such interest not so transferred, the Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Borrower shall acknowledge such assignment or assignments as shall be designated by written notice given by Lender to Borrower. The Lender agrees that in the event of any transfer by it of the Note, it will endorse thereon a notation as to the portion of the principal of the Note which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

SECTION 8. DEFAULT

     The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the Note:

     8.1 The Borrower defaults in the payment of any principal or interest payable under this Agreement, the Note or any of the other Loan Documents and such default continues for more than five (5) days after the due date thereof;

     8.2 The Borrower defaults in the payment or performance of any other covenant or obligation of the Borrower hereunder or under the Note or any other Loan Documents for more than ten (10) business days after the Lender has given notice of such default to the Borrower;

     8.3 Any representation or warranty made herein by the Borrower shall prove to have been false or misleading in any material respect;

     8.4 The making of an assignment by Borrower for the benefit of its creditors or the admission by Borrower in writing of its inability to pay its debts as they become due, or the insolvency of Borrower, or the filing by Borrower of a voluntary petition in bankruptcy, or the adjudication of Borrower as a bankrupt, or the filing by Borrower of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Borrower admitting, or the failure by Borrower to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Borrower to, or acquiescence by Borrower in, the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, or the inability of Borrower to pay its debts when due, or the commission by Borrower of any act of bankruptcy as defined in the Federal Bankruptcy Act, as amended;

     8.5 The failure by Borrower, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the written consent or acquiescence of Lender, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, to vacate such appointment; or

     8.6 The default by Borrower under any (i) other notes, (ii) other agreement for borrowed money, (iii) equipment lease, or (iv) other agreement, made between Borrower and Lender.

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SECTION 9. REMEDIES

     Upon the occurrence hereof of any one or more Events of Default, Lender, at its option, may declare the Note to be accelerated and immediately due and payable, (provided, that upon the occurrence of an Event of Default of the type described in 8.4 or 8.5, the Note and all other Secured Obligations shall automatically be accelerated and made due and payable without any further act) whereupon the unpaid principal of and accrued interest on such Note shall become immediately due and payable, and shall thereafter bear interest at the Default Rate and calculated in accordance with Section 1.2. Lender may exercise all rights and remedies with respect to the Collateral granted pursuant hereto for such Note, or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral and the right to utilize, process and commingle the Collateral.

     Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonably preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere.

     Borrower agrees that any such public or private sale may occur upon five
(5) calendar day's notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the collateral shall be distributed by Lender in the following order of priorities:

     First, to Lender in an amount sufficient to pay in full Lender's reasonable costs and professionals' and advisors' fees and expenses;

     Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations in such order and priority as Lender may choose in its sole discretion; and

     Finally, upon payment in full of all of the Secured Obligations, to Borrower or its representatives or as a court of competent jurisdiction may direct.

The Lender shall return to the Borrower any surplus Collateral remaining after payment of all Secured Obligations.

SECTION 10. MISCELLANEOUS

     10.1 Borrower shall remain liable to Lender for any unpaid Secured Obligations, advances, costs, charges and expenses, together with interest thereon and shall pay the same immediately to Lender at Lender's offices.

     10.2 The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

     10.3 This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall

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continue to exist until the Secured Obligations are paid in full as the same become due and payable. When Borrower has paid in full all Secured Obligations, Lender will, promptly upon request of Borrower, execute a written termination statement, reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and return possession (if Lender has possession) of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the UCC is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the U CC.

     10.4 Upon payment in full of all Secured Obligations, the Lender shall cancel the Note, this Agreement and all UCC financing statements, if any, and shall promptly deliver all such canceled documents to the Borrower.

     10.5 GOVERNING LAW. This Agreement, the Note and the other Loan Documents have been negotiated and delivered to Lender in the State of Illinois and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Secured Obligations is due in the State of Illinois. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     10.6 CONSENT TO JURISDICTION AND VENUE. All judicial proceedings arising in or under or related to this Agreement, the Note or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note and the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 10.8 below and shall be deemed effective and received as set forth in Section 10.8 below. Nothing herein shall affect the right to serve process in any other manner permitted bylaw or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

     10.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.8 Any notice required or given hereunder shall be deemed properly given upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) or three (3) days after mailed, postage prepaid, in each case, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other party by notice given in accordance with this provision.

     10.9 Lender and Borrower acknowledge that there are no agreements or understandings, written or oral, between Lender and Borrower with respect to the Loan, other than as set forth herein, in the Note and the other Loan Documents and that this Agreement, the Note and the other Loan Documents contain the entire agreement between Lender and Borrower with respect thereto. None of the terms of this Agreement, the Note and the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

     10.10 No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

     10.11 All agreements, representations and warranties contained in this Agreement or the Note, or in any Loan Documents delivered pursuant hereto or in connection herewith shall be for the benefit of Lender and any Assignee and shall survive the execution and delivery of this Agreement or the Note and the expiration or other termination of this Agreement or the Note.

     10.12 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     10.13 This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Note or any of the other Loan Documents without Lender's express written consent and any such attempted assignment shall be void and of no effect. Any assignment by Borrower in connection with a "Merger" (as defined below) shall be subject to Lender's prior consent. Any consent granted by Lender shall be conditioned upon such surviving entity or transferee assuming Borrower's Secured Obligations hereunder pursuant to assignment documents reasonably acceptable to Lender. If Lender reasonably withholds its consent to such assignment in connection with a Merger, the outstanding principal and accrued and unpaid interest shall be prepaid in whole.

     For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially all of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written.

                                       BORROWER: NETSCREEN TECHNOLOGIES, INC.

                                            By:  /s/ Brian Kerr
                                               ---------------------------------
                                            Title:  Director of Finance

                                            Date:  October 28, 1998


ACCEPTED IN ROSEMONT, ILLINOIS:

                                       LENDER:  COMDISCO, INC.

                                            By:  /s/  Jill C. Hanses
                                               ---------------------------------
                                            Title:  Vice President

                                            Date:  October 28, 1998

                                    Exhibit A
                             SECURED PROMISSORY NOTE

$482,334.65                                        Date:  October 30, 1998
                                                   Due:   May 1, 2002

FOR VALUE RECEIVED, NetScreen Technologies, Inc., a Delaware corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Four Hundred Eighty Two Thousand Three Hundred Thirty-four and 65/100 Dollars ($482,334.65) together with interest at seven and one-quarter percent (7.25%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 42 equal monthly installments of $13,039.85 each, commencing December 1, 1998 and on the same day of each month thereafter to and including May 1, 2002 and an additional installment in the amount of $72,350.20 ("Balloon Payment") to be paid on May 1, 2002, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of October 27, 1998 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER:                                   NETSCREEN TECHNOLOGIES, INC.
                                            2860 San Tomas Expressway
                                            Santa Clara, CA  95051

                                            Signature:  /s/  Brian Kerr
                                                      --------------------------
                                            Print Name:  Brian Kerr

                                            Title:  Director of Finance


NetScreen Technologies, Inc.                                  EXHIBIT B
PLB LOAN ASSETS
------------------------------------------------------------------------------------------------------------------------------------
          Purchase
Item #    Date      Vendor            Description                                              Invoice #             Serial #
------------------------------------------------------------------------------------------------------------------------------------
Computers
   1      11/25/97  Fine Tec          Pentium II 233MHz 32MB, 4.3 GB System w/17" monitor       577699         64484/CN7C71029
   2      12/4/97   Fine Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB, w/17" monitor           577791         91774/675H7B031
   3      12/8/97   Fine-Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB                          577826            64528-529
   3      12/8/97   Fine-Tec          Acer 17" monitor                                          577826       775H7B031/78OH7B031
   4      12/8/97   Fine-Tec          Pentium II 233 MHz System, 32MB, 4.3 GB, w/17" monitor    577826      64530/7643155H76491H
   5      12/16/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor  577916     64566/A21249727016208
   6      12/19/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor  577987     64627/A21249741054646
   7      12/19/97  Fine-Tec          Pentium 150MHz PCI System w/accessories, 16MB, 2.1GB      577987       64628/TL72667313
                                        17" monitor
   8      12/22/97  EGIS              Sun Spark System 32M/2 1G/15" color/turbo                    3             004F1532
   9      12/23/97  Fine-Tec          Pentium 200 MHZ MMX                                       578002          064833-634
   9      12/23/97  Fine-Tec          Viewsonic 17" monitor                                     578002        JL73483362/943
   10      1/6/98   Fine-Tec          Pentium 150 MHZ PCI System 32mb, 2.1 gb                   578047          064661-682
   10      1/6/98   Fine-Tec          Acer 17" monitor                                          578047        80347697H78031
   11     1/19/98   Fine-Tec          Pentium 200 MHZ MMX NT System 32MB, 4.3GB/W 17" MON       578184             64681
   12     1/19/98   Fine-Tec          Pentium 200 MHZ MMX WIN 95 System 32MB, 4.3GB/W 17" MON   578184             64682
   14      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                       29622              SN
   15      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                       29623          WT3510667013
   16      2/6/98   Fine-Tec          Pentium II 266 MHz System 32mb, 4.3gb w/20" MON           578409        64719/774700183
   17     2/14/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB w/solaris 2.5 media            78190            FW80100112
   18     2/27/98   Fine-Tec          Pentium 200 MHz MMX Complete System 16MB/ 3.2 GB          578639           064780-783
   18     2/27/98   Fine-Tec          Acer 17" monitor                                          578639    751539H76491/CN7C71757
   18     2/27/98   Fine-Tec          Acer 17" monitor                                          578639 80347657H7B031/93834122H78031
   19     2/27/98   Fine-Tec          Pentium 200 MHZ MMX Complete Server 16MB, 3.2GB           578639             064784
   20      3/6/98   Fine-Tec          Pentium 133 MHz PCI System                                578747           064806-809
   20      3/6/98   Fine-Tec          14" KFC Smile Monitor                                     578747      CN7C71305/MY7533250
   21      3/6/98   Software Dev. Sys Monitor Debugger for Power PC                              20222              42000
   22      3/9/98   Fine-Tec          Pentium 200 MHz MMX Complete System, 32MB, 3.1 GB w/17"   578759         64812/34713031
                                        monitor
   23      3/9/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB W/solaris 2.5 media. w/17"     76801      FW80703211/9748KC0273
                                        monitor
   24     3/19/98   Keep It Simple    HP Surestore 500DE 4GB Int Dat Drive                       30380           GB00120918
   25     3/24/98   Fine-Tec          Pentium 200 MHZ MMX Complete System                       578918           064843-846
   25     3/24/98   Fine-Tec          14" kfc Smile Monitor                                     578918  NKU7C67045/68132/67844/67964
   26     4/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor             579149           064965-966
   26     4/23/98   Fine-Tec          14" KFC Monitor                                           579149       NKU7778984/06698
   27     4/23/98   Fine-Tec          System Intel Pentium II 300MHz                            579149           064967-968
   28     4/29/98   Fine-Tec          System Intel Pentium 233MHz MMX                           579203           064974-977
   28     4/29/98   Fine-Tec          17" KFC MONITOR                                           579203  NKU7A64026/7A64036/7C71305/
                                                                                                                  7C71680
   29      5/4/98   Fine-Tec          System Intel Pentium II 233MHz W/17" monitor and drive    579241       064997/JX80523799
   30      5/6/98   Dell Computer     Dell Dimension XPS R400MHz Pentium II Base, 256 MB. 4GB 158322255       F2BOV/B8306774
                                        w/17" monitor
   31     5/19/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" monitor             579370     065060-061/NKU7071736/434
   32     5/21/98   Fine-Tec          System Intel Pentium 75MHz w/14" monitor and APC          579378 065092/FB9727018978NKU7B82062
   33     5/26/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor             579404  065100-101/NKU7C71076/71031
   34      6/3/98   Fine-Tec          System Intel Pentium 75 MHz                               579461              65162
   35      6/3/98   Fine-Tec          System Intel Pentium 200MHz MMX                           579461              65161
   36      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/monitor                 579467  065168-169/NKU7C71027/71029
  36/A     6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX                           579467             165170
   38      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" SVGA Monitor, MS    579489        065172/NKU7C1037
                                        Win 95 on C
   39      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/Acer 15" SVGA Monitor,  579489          065173/P5N421
                                        MSNT 4.0
   40     6/17/98   Fine-Tec          System Intel Pentium II 266MHz w/Viewsonic G771, 17"      579531        065214/KX8O228366
                                        Monitor
   41     6/23/98   Fine-Tec          System Intel Pentium II 300MHz w/Acer SVGA Monitor        579582   065290-91/BP5N421/3P5N421
   42     6/23/98   Fine-Tec          System Intel Pentium II 233MHz MMX w/Acer 15" SVGA        579582 065292-293/BP5N421/1425P5N421
                                        Monitor
   43     6/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/Viewsonic 17" SVGA      579582       065294/KX8O638573
                                        Monitor
   44     6/25/98   Fine-Tec          System Intel Pentium 233MHz MMX w/17" monitor, sound      579681       065317/KX76125913
                                        card and mouse
   45     6/27/98   Fine-Tec          System Intel Pentium II 300MHz w/17" & 15" monitor and    579430  0651493X80726596/1053PSN421
                                        accessories
   47      7/2/98   Fine-Tec          System Intel Pentium 200MHz MMX w/15" monitor, speakers   579618      065323/MSEH71673885
                                        and sound card
   48      7/6/98   CAT Technology    U80 entire system/monitor                                 H12382     5826F3F18/S9805KH2620
   49      7/7/98   Fine-Tec          System Intel Pentium II 300 MHz, 128MB, 3.2 GB W/17" mon  579636       065327/kx80638366
   50     7/16/98   Fine-Tec          System Intel Pentium II 300 MHz                           579691               65382
   51     7/27/98   Fine-Tec          System Intel Pentium II 300 MHz w/KFC 14" SVGA Monitor    579747 065413-415/nku7c71431/7c71601
                                                                                                                  /7c71758
   52                                 Intentionally left blank
   53     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                     101566  US82614928/15621/14988/14969
   54     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                     101566     US82614874/US82615567
   55     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories               32289       S68027617/03801268
   55     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories               32290 S68026778/03301273/JV82000794
   57     8/12/98   Fine Tec          Toshiba Tecra 550 CDT Laptop Computer w/accessories       579857           88029480

------------------------------------------------------------------------------------------------------------------------------------
          Purchase                                                                                 CDO                  Financed
Item #    Date      Vendor            Description                                               Asset Tag   Quantity    Amount
------------------------------------------------------------------------------------------------------------------------------------
Computers
   1      11/25/97  Fine Tec          Pentium II 233MHz 32MB, 4.3 GB System w/17" monitor                                1,910.00
   2      12/4/97   Fine Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB, w/17" monitor                           1        1,600.00
   3      12/8/97   Fine-Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB                                          2        2,200.00
   3      12/8/97   Fine-Tec          Acer 17" monitor                                                          2        1,000.00
   4      12/8/97   Fine-Tec          Pentium II 233 MHz System, 32MB, 4.3 GB, w/17" monitor                    1        1,975.00
   5      12/16/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor                  1        1,085.00
   6      12/19/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor                  1          980.00
   7      12/19/97  Fine-Tec          Pentium 150MHz PCI System w/accessories, 16MB, 2.1GB                      1        1,410.00
                                        17" monitor
   8      12/22/97  EGIS              Sun Spark System 32M/2 1G/15" color/turbo                                 1        3,971.00
   9      12/23/97  Fine-Tec          Pentium 200 MHZ MMX                                                       2        2,200.00
   9      12/23/97  Fine-Tec          Viewsonic 17" monitor                                                     2        1,000.00
   10      1/6/98   Fine-Tec          Pentium 150 MHZ PCI System 32mb, 2.1 gb                                   2        2,660.00
   10      1/6/98   Fine-Tec          Acer 17" monitor                                                          2            0.00
   11     1/19/98   Fine-Tec          Pentium 200 MHZ MMX NT System 32MB, 4.3GB/W 17" MON         146135        1        1,670.00
   12     1/19/98   Fine-Tec          Pentium 200 MHZ MMX WIN 95 System 32MB, 4.3GB/W 17" MON     146136        1        1,645.00
   14      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                        146137        1        1,425.00
   15      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                                      1        1,300.00
   16      2/6/98   Fine-Tec          Pentium II 266 MHz System 32mb, 4.3gb w/20" MON                           1        2,520.00
   17     2/14/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB w/solaris 2.5 media                           1        4,200.25
   18     2/27/98   Fine-Tec          Pentium 200 MHz MMX Complete System 16MB/ 3.2 GB                          4        5,600.00
   18     2/27/98   Fine-Tec          Acer 17" monitor                                                          2            0.00
   18     2/27/98   Fine-Tec          Acer 17" monitor                                                          2            0.00
   19     2/27/98   Fine-Tec          Pentium 200 MHZ MMX Complete Server 16MB, 3.2GB                           1        1,795.00
   20      3/6/98   Fine-Tec          Pentium 133 MHz PCI System                                                4        3,400.00
   20      3/6/98   Fine-Tec          14" KFC Smile Monitor                                                     4            0.00
   21      3/6/98   Software Dev. Sys Monitor Debugger for Power PC                                             1        3,960.00
   22      3/9/98   Fine-Tec          Pentium 200 MHz MMX Complete System, 32MB, 3.1 GB w/17"                   1        1,400.00
                                        monitor
   23      3/9/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB W/solaris 2.5 media. w/17"                    1        4,200.25
                                        monitor
   24     3/19/98   Keep It Simple    HP Surestore 500DE 4GB Int Dat Drive                                      1          995.00
   25     3/24/98   Fine-Tec          Pentium 200 MHZ MMX Complete System                                       4        3,940.00
   25     3/24/98   Fine-Tec          14" kfc Smile Monitor                                                     4            0.00
   26     4/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor                             2        1,970.00
   26     4/23/98   Fine-Tec          14" KFC Monitor                                                           2            0.00
   27     4/23/98   Fine-Tec          System Intel Pentium II 300MHz                                            2        2,290.00
   28     4/29/98   Fine-Tec          System Intel Pentium 233MHz MMX                                           4        4,100.00
   28     4/29/98   Fine-Tec          17" KFC MONITOR                                                           4            0.00
   29      5/4/98   Fine-Tec          System Intel Pentium II 233MHz W/17" monitor and drive                    1        1,525.00
   30      5/6/98   Dell Computer     Dell Dimension XPS R400MHz Pentium II Base, 256 MB. 4GB                   1        3,752.00
                                        w/17" monitor
   31     5/19/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" monitor                             2        1,950.00
   32     5/21/98   Fine-Tec          System Intel Pentium 75MHz w/14" monitor and APC                          1          970.00
   33     5/26/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor                             2        2,030.00
   34      6/3/98   Fine-Tec          System Intel Pentium 75 MHz                                               1          620.00
   35      6/3/98   Fine-Tec          System Intel Pentium 200MHz MMX                                           1          900.00
   36      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/monitor                                 2        1,930.00
  36/A     6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX                                           1          800.00
   38      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" SVGA Monitor, MS                    1        1,060.00
                                        Win 95 on C
   39      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/Acer 15" SVGA Monitor,                  1        1,190.00
                                        MSNT 4.0
   40     6/17/98   Fine-Tec          System Intel Pentium II 266MHz w/Viewsonic G771, 17"                      1        1,580.00
                                        Monitor
   41     6/23/98   Fine-Tec          System Intel Pentium II 300MHz w/Acer SVGA Monitor                        2        2,870.00
   42     6/23/98   Fine-Tec          System Intel Pentium II 233MHz MMX w/Acer 15" SVGA                        2        2,240.00
                                        Monitor
   43     6/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/Viewsonic 17" SVGA                      1        1,355.00
                                        Monitor
   44     6/25/98   Fine-Tec          System Intel Pentium 233MHz MMX w/17" monitor, sound                      1        1,322.00
                                        card and mouse
   45     6/27/98   Fine-Tec          System Intel Pentium II 300MHz w/17" & 15" monitor and                    1        2,079.00
                                        accessories
   47      7/2/98   Fine-Tec          System Intel Pentium 200MHz MMX w/15" monitor, speakers                   1        1,080.00
                                        and sound card
   48      7/6/98   CAT Technology    U80 entire system/monitor                                                 1       13,383.25
   49      7/7/98   Fine-Tec          System Intel Pentium II 300 MHz, 128MB, 3.2 GB W/17" mon                  1        1,670.00
   50     7/16/98   Fine-Tec          System Intel Pentium II 300 MHz                                           1        1,260.00
   51     7/27/98   Fine-Tec          System Intel Pentium II 300 MHz w/KFC 14" SVGA Monitor                    3        3,300.00

   52                                 Intentionally left blank
   53     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                                     4        7,892.00
   54     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                                     2        4,146.00
   55     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories                              1        4,850.00
   56     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories                              1        5,245.00
   57     8/12/98   Fine Tec          Toshiba Tecra 550 CDT Laptop Computer w/accessories                       1        4,055.00

------------------------------------------------------------------------------------------------------------------------------------
          Purchase                                                                                          Unit
Item #    Date      Vendor            Description                                                           Price       Subtotal
------------------------------------------------------------------------------------------------------------------------------------
Computers
   1      11/25/97  Fine Tec          Pentium II 233MHz 32MB, 4.3 GB System w/17" monitor                   1,910.00     1,910.00
   2      12/4/97   Fine Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB, w/17" monitor                       1,600.00     1,600.00
   3      12/8/97   Fine-Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB                                      1,100.00     2,200.00
   3      12/8/97   Fine-Tec          Acer 17" monitor                                                        500.00     1,000.00
   4      12/8/97   Fine-Tec          Pentium II 233 MHz System, 32MB, 4.3 GB, w/17" monitor                1,975.00     1,975.00
   5      12/16/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor              1,085.00     1,085.00
   6      12/19/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor                980.00       980.00
   7      12/19/97  Fine-Tec          Pentium 150MHz PCI System w/accessories, 16MB, 2.1GB                  1,410.00     1,410.00
                                        17" monitor
   8      12/22/97  EGIS              Sun Spark System 32M/2 1G/15" color/turbo                             3,971.00     3,971.00
   9      12/23/97  Fine-Tec          Pentium 200 MHZ MMX                                                   1,100.00     2,200.00
   9      12/23/97  Fine-Tec          Viewsonic 17" monitor                                                   500.00     1,000.00
   10      1/6/98   Fine-Tec          Pentium 150 MHZ PCI System 32mb, 2.1 gb                               1,300.00     2,660.00
   10      1/6/98   Fine-Tec          Acer 17" monitor                                                          0.00         0.00
   11     1/19/98   Fine-Tec          Pentium 200 MHZ MMX NT System 32MB, 4.3GB/W 17" MON                   1,670.00     1,670.00
   12     1/19/98   Fine-Tec          Pentium 200 MHZ MMX WIN 95 System 32MB, 4.3GB/W 17" MON               1,645.00     1,645.00
   14      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                                  1,425.00     1,425.00
   15      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                                  1,300.00     1,300.00
   16      2/6/98   Fine-Tec          Pentium II 266 MHz System 32mb, 4.3gb w/20" MON                       2,520.00     2,520.00
   17     2/14/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB w/solaris 2.5 media                       4,200.25     4,200.25
   18     2/27/98   Fine-Tec          Pentium 200 MHz MMX Complete System 16MB/ 3.2 GB                      1,400.00     5.600.00
   18     2/27/98   Fine-Tec          Acer 17" monitor                                                          0.00         0.00
   18     2/27/98   Fine-Tec          Acer 17" monitor                                                          0.00         0.00
   19     2/27/98   Fine-Tec          Pentium 200 MHZ MMX Complete Server 16MB, 3.2GB                       1,795.00     1,795.00
   20      3/6/98   Fine-Tec          Pentium 133 MHz PCI System                                              850.00     3,400.00
   20      3/6/98   Fine-Tec          14" KFC Smile Monitor                                                     0.00         0.00
   21      3/6/98   Software Dev. Sys Monitor Debugger for Power PC                                         3,960.00     3,960.00
   22      3/9/98   Fine-Tec          Pentium 200 MHz MMX Complete System, 32MB, 3.1 GB w/17"               1,400.00     1,400.00
                                        monitor
   23      3/9/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB W/solaris 2.5 media. w/17"                4,200.25     4,200.25
                                        monitor
   24     3/19/98   Keep It Simple    HP Surestore 500DE 4GB Int Dat Drive                                    995.00       995.00
   25     3/24/98   Fine-Tec          Pentium 200 MHZ MMX Complete System                                     985.00     3,940.00
   25     3/24/98   Fine-Tec          14" kfc Smile Monitor                                                     0.00         0.00
   26     4/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor                           985.00     1,970.00
   26     4/23/98   Fine-Tec          14" KFC Monitor                                                           0.00         0.00
   27     4/23/98   Fine-Tec          System Intel Pentium II 300MHz                                        1,145.00     2,290.00
   28     4/29/98   Fine-Tec          System Intel Pentium 233MHz MMX                                       1,025.00     4,100.00
   28     4/29/98   Fine-Tec          17" KFC MONITOR                                                           0.00         0.00
   29      5/4/98   Fine-Tec          System Intel Pentium II 233MHz W/17" monitor and drive                1,525.00     1,525.00
   30      5/6/98   Dell Computer     Dell Dimension XPS R400MHz Pentium II Base, 256 MB. 4GB               3,752.00     3,752.00
                                        w/17" monitor
   31     5/19/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" monitor                           975.00     1,950.00
   32     5/21/98   Fine-Tec          System Intel Pentium 75MHz w/14" monitor and APC                        970.00       970.00
   33     5/26/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor                         1,015.00     2,030.00
   34      6/3/98   Fine-Tec          System Intel Pentium 75 MHz                                             620.00       620.00
   35      6/3/98   Fine-Tec          System Intel Pentium 200MHz MMX                                         900.00       900.00
   36      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/monitor                               965.00     1,930.00
  36/A     6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX                                         800.00       800.00
   38      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" SVGA Monitor, MS                1,060.00     1,060.00
                                        Win 95 on C
   39      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/Acer 15" SVGA Monitor,              1,190.00     1,190.00
                                        MSNT 4.0
   40     6/17/98   Fine-Tec          System Intel Pentium II 266MHz w/Viewsonic G771, 17"                  1,580.00     1,580.00
                                        Monitor
   41     6/23/98   Fine-Tec          System Intel Pentium II 300MHz w/Acer SVGA Monitor                    1,435.00     2,870.00
   42     6/23/98   Fine-Tec          System Intel Pentium II 233MHz MMX w/Acer 15" SVGA                    1,120.00     2,240.00
                                        Monitor
   43     6/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/Viewsonic 17" SVGA                  1,355.00     1,355.00
                                        Monitor
   44     6/25/98   Fine-Tec          System Intel Pentium 233MHz MMX w/17" monitor, sound                  1,322.00     1,322.00
                                        card and mouse
   45     6/27/98   Fine-Tec          System Intel Pentium II 300MHz w/17" & 15" monitor and                2,079.00     2,079.00
                                        accessories
   47      7/2/98   Fine-Tec          System Intel Pentium 200MHz MMX w/15" monitor, speakers               1,080.00     1,080.00
                                        and sound card
   48      7/6/98   CAT Technology    U80 entire system/monitor                                            13,383.25    13,383.25
   49      7/7/98   Fine-Tec          System Intel Pentium II 300 MHz, 128MB, 3.2 GB W/17" mon              1,670.00     1,670.00
   50     7/16/98   Fine-Tec          System Intel Pentium II 300 MHz                                       1,260.00     1,260.00
   51     7/27/98   Fine-Tec          System Intel Pentium II 300 MHz w/KFC 14" SVGA Monitor                1,100.00     3,300.00

   52                                 Intentionally left blank
   53     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                                 1,973.00     7,892.00
   54     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                                 2,073.00     4,148.00
   55     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories                          4,850.00     4,850.00
   56     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories                          5,245.00     5,245.00
   57     8/12/98   Fine Tec          Toshiba Tecra 550 CDT Laptop Computer w/accessories                   4,055.00     4,055.00

------------------------------------------------------------------------------------------------------------------------------------
          Purchase                                                                                      Freight, Tax      Invoice
Item #    Date      Vendor            Description                                                       Instal & othe    Total
------------------------------------------------------------------------------------------------------------------------------------
Computers
   1      11/25/97  Fine Tec          Pentium II 233MHz 32MB, 4.3 GB System w/17" monitor                     157.58     2,067.58
   2      12/4/97   Fine Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB, w/17" monitor                         132.00     1,732.00
   3      12/8/97   Fine-Tec          Pentium 200 MHZ MMX, 32MB, 4.3GB                                        264.00     2,484.00
   3      12/8/97   Fine-Tec          Acer 17" monitor                                                                   1,000.00
   4      12/8/97   Fine-Tec          Pentium II 233 MHz System, 32MB, 4.3 GB, w/17" monitor                  162.94     2,137.94
   5      12/16/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor                 89.51     1,174.51
   6      12/19/97  Fine-Tec          Pentium 150MHz PCI System, 16MB, 2.1GB HD, w/14" monitor                 80.85     1,060.85
   7      12/19/97  Fine-Tec          Pentium 150MHz PCI System w/accessories, 16MB, 2.1GB                    116.33     1,526.33
                                        17" monitor
   8      12/22/97  EGIS              Sun Spark System 32M/2 1G/15" color/turbo                               327.61     4,298.61
   9      12/23/97  Fine-Tec          Pentium 200 MHZ MMX                                                     264.00     2,464.00
   9      12/23/97  Fine-Tec          Viewsonic 17" monitor                                                              1,000.00
   10      1/6/98   Fine-Tec          Pentium 150 MHZ PCI System 32mb, 2.1 gb                                 219.45     2,879.45
   10      1/6/98   Fine-Tec          Acer 17" monitor                                                          0.00         0.00
   11     1/19/98   Fine-Tec          Pentium 200 MHZ MMX NT System 32MB, 4.3GB/W 17" MON                     137.78     1,807.78
   12     1/19/98   Fine-Tec          Pentium 200 MHZ MMX WIN 95 System 32MB, 4.3GB/W 17" MON                 135.71     1,780.71
   14      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                                    137.57     1,562.57
   15      2/4/98   Keep it Simple    ASUS PCI/ISA 512K IDE/10 Motherboard                                    127.25     1,427.25
   16      2/6/98   Fine-Tec          Pentium II 266 MHz System 32mb, 4.3gb w/20" MON                         207.90     2,727.90
   17     2/14/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB w/solaris 2.5 media                         369.20     4,569.45
   18     2/27/98   Fine-Tec          Pentium 200 MHz MMX Complete System 16MB/ 3.2 GB                        462.00     6,062.00
   18     2/27/98   Fine-Tec          Acer 17" monitor                                                          0.00         0.00
   18     2/27/98   Fine-Tec          Acer 17" monitor                                                          0.00         0.00
   19     2/27/98   Fine-Tec          Pentium 200 MHZ MMX Complete Server 16MB, 3.2GB                         148.08     1,943.08
   20      3/6/98   Fine-Tec          Pentium 133 MHz PCI System                                              280.50     3,680.50
   20      3/6/98   Fine-Tec          14" KFC Smile Monitor                                                     0.00         0.00
   21      3/6/98   Software Dev. Sys Monitor Debugger for Power PC                                           331.80     4,291.80
   22      3/9/98   Fine-Tec          Pentium 200 MHz MMX Complete System, 32MB, 3.1 GB w/17"                 115.50     1,515.50
                                        monitor
   23      3/9/98   Acclaim Technolo  Ultra5 270 MHz 4.3 GB 128MB W/solaris 2.5 media. w/17"                  382.92     4,583.17
                                        monitor
   24     3/19/98   Keep It Simple    HP Surestore 500DE 4GB Int Dat Drive                                    142.72     1,137.12
   25     3/24/98   Fine-Tec          Pentium 200 MHZ MMX Complete System                                     325.05     4,265.05
   25     3/24/98   Fine-Tec          14" kfc Smile Monitor                                                     0.00         0.00
   26     4/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor                           162.54     2,132.54
   26     4/23/98   Fine-Tec          14" KFC Monitor                                                           0.00         0.00
   27     4/23/98   Fine-Tec          System Intel Pentium II 300MHz                                          188.92     2,478.92
   28     4/29/98   Fine-Tec          System Intel Pentium 233MHz MMX                                         338.28     4,438.28
   28     4/29/98   Fine-Tec          17" KFC MONITOR                                                           0.00         0.00
   29      5/4/98   Fine-Tec          System Intel Pentium II 233MHz W/17" monitor and drive                  125.81     1,650.81
   30      5/6/98   Dell Computer     Dell Dimension XPS R400MHz Pentium II Base, 256 MB. 4GB                 309.56     4,061.56
                                        w/17" monitor
   31     5/19/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" monitor                           160.88     2,110.88
   32     5/21/98   Fine-Tec          System Intel Pentium 75MHz w/14" monitor and APC                         80.03     1,050.03
   33     5/26/98   Fine-Tec          System Intel Pentium 233MHz MMX w/14" monitor                           167.48     2,197.48
   34      6/3/98   Fine-Tec          System Intel Pentium 75 MHz                                              51.15       671.15
   35      6/3/98   Fine-Tec          System Intel Pentium 200MHz MMX                                          74.26       974.25
   36      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/monitor                               159.23     2,069.23
  36/A     6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX                                          66.00       866.00
   38      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/14" SVGA Monitor, MS                   87.45     1,147.45
                                        Win 95 on C
   39      6/4/98   Fine-Tec          System Intel Pentium 200MHz MMX w/Acer 15" SVGA Monitor,                 98.18     1,288.18
                                        MSNT 4.0
   40     6/17/98   Fine-Tec          System Intel Pentium II 266MHz w/Viewsonic G771, 17"                    130.35     1,710.35
                                        Monitor
   41     6/23/98   Fine-Tec          System Intel Pentium II 300MHz w/Acer SVGA Monitor                      236.78     3,106.75
   42     6/23/98   Fine-Tec          System Intel Pentium II 233MHz MMX w/Acer 15" SVGA                      184.79     2,424.79
                                        Monitor
   43     6/23/98   Fine-Tec          System Intel Pentium 233MHz MMX w/Viewsonic 17" SVGA                    111.79     1,466.79
                                        Monitor
   44     6/25/98   Fine-Tec          System Intel Pentium 233MHz MMX w/17" monitor, sound                    109.07     1,431.07
                                        card and mouse
   45     6/27/98   Fine-Tec          System Intel Pentium II 300MHz w/17" & 15" monitor and                  171.52     2,250.52
                                        accessories
   47      7/2/98   Fine-Tec          System Intel Pentium 200MHz MMX w/15" monitor, speakers                  89.10     1,169.10
                                        and sound card
   48      7/6/98   CAT Technology    U80 entire system/monitor                                             2,535.03    15,918.28
   49      7/7/98   Fine-Tec          System Intel Pentium II 300 MHz, 128MB, 3.2 GB W/17" mon                137.78     1,807.78
   50     7/16/98   Fine-Tec          System Intel Pentium II 300 MHz                                         103.95     1,383.95
   51     7/27/98   Fine-Tec          System Intel Pentium II 300 MHz w/KFC 14" SVGA Monitor                  272.25     3,572.25

   52                                 Intentionally left blank
   53     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                                   651.09     8,543.09
   54     7/31/98   Web Zone          HP Vectra VL7 P33 MHZ                                                   342.05     4,488.05
   55     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories                            425.15     5,276.15
   56     7/31/98   Keep It Simple    Toshiba Tecra 550 CDT Notebook w/accessories                            457.75     5,702.75
   57     8/12/98   Fine Tec          Toshiba Tecra 550 CDT Laptop Computer w/accessories                     334.54     4,389.54

                                   EXHIBIT B

NetScreen Technologies, Inc.
PLB LOAN ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Item #   Purchase
          Date       Vendor            Description                                                               Invoice #
-----------------------------------------------------------------------------------------------------------------------------------
59       8/12/98    Fine Tec           HP Vectra VL7 workstation NT OS w/15" monitor                                579859
100      8/28/98    Fine Tec           Compaq presario 1650 Laptop                                                  579929
101      8/31/98    Fine Tec           HP Omnibook 2100 Laptop                                                      579938
102      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHz Pentium II MiniTower base                      147305692
103      2/10/98    Dell Computer...   Dell Dimension XPA 333 MHz Pentium II miniTower base                      143352615
104      1/28/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz Processor with 512k Cache               140797044
105      2/15/98    Keep it Simple     Toshiba Tecra System w/notebook                                               32376
106      3/12/98    Dell Computer...   Dell UltraScan 1600HS. Model 1626 HT w/21" monitor                        149009380
107      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHx Pentium II MiniTower base                      147305692
108      6/18/98    Dell Computer...   Dell Latitude CPi266XT LAPTOP                                             164296832
109      6/18/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                   18748423
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base                                162079073
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  162079073
111      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/19" monitor                  175269828
112      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  173850405
113      8/12/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  174016808
114       9/4/98    Dell Computer...   Latitude CPI233ST LAPTOP w/acessories                                     179258391
115     10/13/98    Dell Computer...   Dell Dimension V350 Pentium II                                            188997714
116      1/20/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz, Procs w/512k Cache w/17" mon            15794502
117      1/20/98    Dell Computer...   Dell Dimension XPS 300 MHZ Pentium II Minitower w/19" mon                  15794629

NetScreen Technologies, Inc.
PLB LOAN ASSETS
------------------------------------------------------------------------------------------------------------------------------------

Item #   Purchase
          Date       Vendor            Description                                                                Serial #
-----------------------------------------------------------------------------------------------------------------------------------
59       8/12/98    Fine Tec           HP Vectra VL7 workstation NT OS w/15" monitor                    010072AV51517A7/CN83007453
100      8/28/98    Fine Tec           Compaq presario 1650 Laptop                                          1V88BY667BRX/667BRF
101      8/31/98    Fine Tec           HP Omnibook 2100 Laptop                                                   TW827D0313
102      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHz Pentium II MiniTower base                     032HW/8282542
103      2/10/98    Dell Computer...   Dell Dimension XPA 333 MHz Pentium II miniTower base                         SN/SN
104      1/28/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz Processor with 512k Cache                  SN/SN
105      2/15/98    Keep it Simple     Toshiba Tecra System w/notebook                                            S58021606
106      3/12/98    Dell Computer...   Dell UltraScan 1600HS. Model 1626 HT w/21" monitor                       EF2J9/2733247
107      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHx Pentium II MiniTower base                         SN/SN
108      6/18/98    Dell Computer...   Dell Latitude CPi266XT LAPTOP                                                Z2HQD
109      6/18/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                     SN/SN
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base                                   EQVW1
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor          ER7R8-ER7R9/8104035/B308874
111      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/19" monitor               FWSNL/59119-C8Q25
112      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                 FWQBV/8287490
113      8/12/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  FVLOS/8283600
114       9/4/98    Dell Computer...   Latitude CPI233ST LAPTOP w/acessories                                     ZBQPT & ZBQPX
115     10/13/98    Dell Computer...   Dell Dimension V350 Pentium II                                               GT22H
116      1/20/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz, Procs w/512k Cache w/17" mon       9QNJX/75155385H76491
117      1/20/98    Dell Computer...   Dell Dimension XPS 300 MHZ Pentium II Minitower w/19" mon                    SN/SN

NetScreen Technologies, Inc.
PLB LOAN ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Item #   Purchase                                                                                               CDO
          Date       Vendor            Description                                                            Asset Tag    Quantity
-----------------------------------------------------------------------------------------------------------------------------------
59       8/12/98    Fine Tec           HP Vectra VL7 workstation NT OS w/15" monitor                                           1
100      8/28/98    Fine Tec           Compaq presario 1650 Laptop                                                             2
101      8/31/98    Fine Tec           HP Omnibook 2100 Laptop                                                                 1
102      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHz Pentium II MiniTower base                                    1
103      2/10/98    Dell Computer...   Dell Dimension XPA 333 MHz Pentium II miniTower base                     146137/138     1
104      1/28/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz Processor with 512k Cache              146139/140     1
105      2/15/98    Keep it Simple     Toshiba Tecra System w/notebook                                                         1
106      3/12/98    Dell Computer...   Dell UltraScan 1600HS. Model 1626 HT w/21" monitor                                      1
107      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHx Pentium II MiniTower base                       146141       1
108      6/18/98    Dell Computer...   Dell Latitude CPi266XT LAPTOP                                                           1
109      6/18/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                 146142/143     1
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base                                              1
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                                2
111      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/19" monitor                                1
112      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                                1
113      8/12/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                                1
114       9/4/98    Dell Computer...   Latitude CPI233ST LAPTOP w/acessories                                                   2
115     10/13/98    Dell Computer...   Dell Dimension V350 Pentium II                                                          1
116      1/20/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz, Procs w/512k Cache w/17" mon                         1
117      1/20/98    Dell Computer...   Dell Dimension XPS 300 MHZ Pentium II Minitower w/19" mon                146144/145     1


NetScreen Technologies, Inc.
PLB LOAN ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Item #   Purchase                                                                                           Financed     Unit
          Date       Vendor            Description                                                           Amount      Price
-----------------------------------------------------------------------------------------------------------------------------------
59       8/12/98    Fine Tec           HP Vectra VL7 workstation NT OS w/15" monitor                         3,718.00     3,718.00
100      8/28/98    Fine Tec           Compaq presario 1650 Laptop                                           6,060.00     3,030.00
101      8/31/98    Fine Tec           HP Omnibook 2100 Laptop                                               5,040.00     5,040.00
102      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHz Pentium II MiniTower base                  3,822.00     3,822.00
103      2/10/98    Dell Computer...   Dell Dimension XPA 333 MHz Pentium II miniTower base                  3,405.00     3,405.00
104      1/28/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz Processor with 512k Cache           4,188.00     4,188.00
105      2/15/98    Keep it Simple     Toshiba Tecra System w/notebook                                       5,088.00     5,088.00
106      3/12/98    Dell Computer...   Dell UltraScan 1600HS. Model 1626 HT w/21" monitor                    1,299.00     1,299.00
107      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHx Pentium II MiniTower base                  3,822.00     3,822.00
108      6/18/98    Dell Computer...   Dell Latitude CPi266XT LAPTOP                                         3,951.00     3,951.00
109      6/18/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor              2,798.00     2,798.00
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base                            2,102.00     2,102.00
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor              5,032.00     2,516.00
111      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/19" monitor              2,882.00     2,882.00
112      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor              2,214.00     2,214.00
113      8/12/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor              2,766.00     2,766.00
114       9/4/98    Dell Computer...   Latitude CPI233ST LAPTOP w/acessories                                 6,116.00     4,058.00
115     10/13/98    Dell Computer...   Dell Dimension V350 Pentium II                                        1,803.00     1,803.00
116      1/20/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz, Procs w/512k Cache w/17" mon       4,188.00     4,188.00
117      1/20/98    Dell Computer...   Dell Dimension XPS 300 MHZ Pentium II Minitower w/19" mon             3,305.00     3,305.00
                                                                                                           -----------  -----------
                                                                                                           219,056.75   174,260.76
                                                                                                           -----------  -----------

NetScreen Technologies, Inc.
PLB LOAN ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Item #   Purchase
          Date       Vendor            Description                                                              Subtotal
-----------------------------------------------------------------------------------------------------------------------------------
59       8/12/98    Fine Tec           HP Vectra VL7 workstation NT OS w/15" monitor                             3,718.00
100      8/28/98    Fine Tec           Compaq presario 1650 Laptop                                               6,060.00
101      8/31/98    Fine Tec           HP Omnibook 2100 Laptop                                                   5,040.00
102      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHz Pentium II MiniTower base                      3,822.00
103      2/10/98    Dell Computer...   Dell Dimension XPA 333 MHz Pentium II miniTower base                      3,405.00
104      1/28/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz Processor with 512k Cache               4,188.00
105      2/15/98    Keep it Simple     Toshiba Tecra System w/notebook                                           5,088.00
106      3/12/98    Dell Computer...   Dell UltraScan 1600HS. Model 1626 HT w/21" monitor                        1,299.00
107      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHx Pentium II MiniTower base                      3,822.00
108      6/18/98    Dell Computer...   Dell Latitude CPi266XT LAPTOP                                             3,951.00
109      6/18/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  2,798.00
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base                                2,102.00
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  5,032.00
111      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/19" monitor                  2,882.00
112      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  2,214.00
113      8/12/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor                  2,768.00
114       9/4/98    Dell Computer...   Latitude CPI233ST LAPTOP w/acessories                                     8,116.00
115     10/13/98    Dell Computer...   Dell Dimension V350 Pentium II                                            1,603.00
116      1/20/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz, Procs w/512k Cache w/17" mon           4,188.00
117      1/20/98    Dell Computer...   Dell Dimension XPS 300 MHZ Pentium II Minitower w/19" mon                 3,305.00
                                                                                                               ----------
                                                                                                               212,058.75
                                                                                                               ----------


NetScreen Technologies, Inc.
PLB LOAN ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Item #   Purchase                                                                                         Freight, Tax Invoice
          Date       Vendor            Description                                                        Instal & Other Total
-----------------------------------------------------------------------------------------------------------------------------------
59       8/12/98    Fine Tec           HP Vectra VL7 workstation NT OS w/15" monitor                        306.74      4,024.74
100      8/28/98    Fine Tec           Compaq presario 1650 Laptop                                          660.85      6,720.85
101      8/31/98    Fine Tec           HP Omnibook 2100 Laptop                                              453.75      5,493.75
102      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHz Pentium II MiniTower base                 423.59      4,245.59
103      2/10/98    Dell Computer...   Dell Dimension XPA 333 MHz Pentium II miniTower base                 389.18      3,794.18
104      1/28/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz Processor with 512k Cache          453.77      4,541.77
105      2/15/98    Keep it Simple     Toshiba Tecra System w/notebook                                      434.78      5,522.78
106      3/12/98    Dell Computer...   Dell UltraScan 1600HS. Model 1626 HT w/21" monitor                   115.42      1,414.42
107      3/11/98    Dell Computer...   Dell Dimension XPS 333 MHx Pentium II MiniTower base                 423.59      4,245.59
108      6/18/98    Dell Computer...   Dell Latitude CPi266XT LAPTOP                                        366.02      4,317.02
109      6/18/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor             295.80      3,093.80
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base                           273.42      2,375.42
110       6/5/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor             615.14      5,647.14
111      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/19" monitor             378.52      3,260.52
112      8/14/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor             280.09      2,494.09
113      8/12/98    Dell Computer...   Dell Dimension XPS R400MHz Pentium II Base w/17" monitor             228.38      2,996.38
114       9/4/98    Dell Computer...   Latitude CPI233ST LAPTOP w/acessories                                803.82      8,919.82
115     10/13/98    Dell Computer...   Dell Dimension V350 Pentium II                                       246.20      2,049.20
116      1/20/98    Dell Computer...   Dell PowerEdge 2200 Base, 233 MHz, Procs w/512k Cache w/17" mon      453.77      4,641.77
117      1/20/98    Dell Computer...   Dell Dimension XPS 300 MHZ Pentium II Minitower w/19" mon            380.92      3,685.92
                                                                                                         ---------    ----------
                                                                                                         21,464.75    240,521.50
                                                                                                         ---------    ----------

NetScreen Technologies, Inc.
Furniture & Fixtures
-----------------------------------------------------------------------------------------------------------------------------------

Item #        Purchase
               Date       Vendor               Description                                    Invoice #       Serial #    Quantity
-----------------------------------------------------------------------------------------------------------------------------------
 60            2/19/98    Smart Interiors      BC Series BC 44                                  51115           N/A         10
 61            2/23/98    Smart Interiors      Used Herman Miller Workstation                   21736           N/A         20


NetScreen Technologies, Inc.
Furniture & Fixtures
-----------------------------------------------------------------------------------------------------------------------------------

Item #        Purchase                                                          Financed   Unit             Freight Tax  Acquisition
               Date       Vendor               Description                      Amount     Price  Subtotal  Installation Price
-----------------------------------------------------------------------------------------------------------------------------------
 60            2/19/98    Smart Interiors      BC Series BC 44                  1,500.00   150.00    1,500.00    327.00    1,827.00
 61            2/23/98    Smart Interiors      Used Herman Miller Workstation  19,150.00   957.50   19,150.00  1,729.88   20,879.88
                                                                                ---------------------------------------------------
                                                                                20,650,00  1,107.50 20,650.00  2,056.88   22,706.88
                                                                                ---------------------------------------------------

Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Item #        Purchase                                                                                                CDO
               Date       Vendor               Description                                    Invoice #    Serial #   TAG  Quantity
-----------------------------------------------------------------------------------------------------------------------------------
 62          12/11/97     Atlas                ASM, PCB, ACE860 MH, Darwin                      754401      N/A                1
 63          12/12/97     Cinco                NetXRay Pro/100D-110V TEST EQUIP                 970931      N/A                1
 64            1/6/98     Micro Warehouse      Printer Hp Laserjet 4000 TN                                USNC025827           1
 65           2/20/98     Keep it Simple       Tektronics Phaser 560 A Color Printer             30068      S/N      146146    1
 66           3/30/98     Fry's                Linskys 10 Port                                            740000047            1
 67           5/22/98     MBA of California    FAX, LDC-780                                     06227A    RT47006166           1
 68           6/16/98     Hewlett Packard      Logic Analysis System                           75R8968    US37210720           1
 69           7/20/98     Fine Tec             Neigear 100T 16 Port Fast Ehernet Hub            579703      N/A                1
 70           8/12/98     Fine Tec             3Com Gigabit Etherlink Server Adapter            579858    7ZAV515DA7           1
 71           8/13/98     EIS                  XGA 1024X768 Polysi Projector w/case and lamp    181685    GB402838             1
 72           6/23/96     Keep it Simple       HP Laserjet 4000TN                                31720    USMC099393           1

Equipment
-----------------------------------------------------------------------------------------------------------------------------------

Item #       Purchase                                                           Financed   Unit             Freight Tax  Acquisition
              Date      Vendor             Description                          Amount     Price   Subtotal Installation Price
-----------------------------------------------------------------------------------------------------------------------------------
62          12/11/97    Atlas             ASM, PCB, ACE860 MH, Darwin            1,289.00  1,289.00  1,289.00   114.90     1,403.90
63          12/12/97    Cinco             NetXRay Pro/100D-110V TEST EQUIP       4,498.00  4,498.00  4,498.00    348.6     4,846.60
64            1/6/98    Micro Warehouse   Printer Hp Laserjet 4000 TN            1,629.00  1,629.00  1,529.00    77.45     1,706.45
65           2/20/98    Keep it Simple    Tektronics Phaser 560 A Color Printer  3,990.00  3,990.00  3,990.00   329.18     4,319.18
66           3/30/98    Fry's             Linskys 10 Port                          649.00    649.00    649.00    53.54       702.54
67           5/22/98    MBA of California FAX, LDC-760                           1,695.00  1,695.00  1,695.00   139.54     1,834.84
68           6/16/98    Hewlett Packard   Logic: Analysis System                22,003.50 22,003.50 22,003.50 1,815.28    23,616.78
69           7/20/98    Fine Tec          Neigear 100T 16 Port East Ehernet Hub    645.00    645.00    649.00 1,673.72     2,318.72
70           8/12/98    Fine Tec          3Com Gigabit Etherlink Server Adapter    680.00    680.00    680.00    56.10       736.10
71           8/13/98    EIS               XGA 1024X768 Polysi Projector w/case   8,500.00  8,500.00  8,500.00   701.25     9,201.25
                                           and lamp
72           6/23/98    Keep it Simple    HP Laserjet 4000TN                     1,640.00  1,640.00  1,640.00   150.30     1,790.30
                                                                                ---------------------------------------------------
                                                                                47,218.50 47,218.50 47,218.00 5,460.16    52,678.88
                                                                                ---------------------------------------------------

Telephone Equipment
-----------------------------------------------------------------------------------------------------------------------------------

Item #        Purchase
               Date       Vendor           Description                   Invoice #  Serial #  Quantity    Financed     Unit
                                                                                                          Amount       Price
-----------------------------------------------------------------------------------------------------------------------------------
73           1/28/98     Germfire Corp     Toshiba Straia OK-96 PCTU4      1588     N/A         1          5,000.00   5,000.00
                                                                                                        ----------------------------
                                                                                                           5,000.00   5,000.00
                                                                                                        ----------------------------

Telephone Equipment
-----------------------------------------------------------------------------------------------------------------------------------

Item #        Purchase
               Date       Vendor           Description                                              Freight, Tax        Acquisition
                                                                                    Subtotal        Installation        Price
-----------------------------------------------------------------------------------------------------------------------------------
73           1/28/98     Germfire Corp     Toshiba Straia OK-96 PCTU4               5,000.00        5,000.00            5,412.50
                                                                                 ---------------------------------------------------
                                                                                    5,000.00        5,000.00            5,412.50
                                                                                 ---------------------------------------------------

Software
-----------------------------------------------------------------------------------------------------------------------------------

             Purchase
Item#          Date       Vendor               Description                                    Invoice #     Serial #      Quantity
-----------------------------------------------------------------------------------------------------------------------------------
46            6/29/98    Fine Tec              MS SQL 6.5 Server with 10 Client               679751         N/A             1
74             2/5/98    Keep It Simple        Goldmine V3.2 SW F/W95 5 User 1 Doc CD          29542         N/A             1
75            2/11/98    Keep It Simple        Adobe Framemaker V5.5 w/acrobat CD W95          29926         N/A             1
76            2/27/98    Diablo Data Inc.      C Cross Complier for PPC, ver 4.1A:1 SLW95CPPC             33400,401          2
77            2/28/98    Accelerated Techn     NU930107 Nucleus Plus System                                  N/A             1
78            3/19/98    Keep It Simple        Adobe Pagemaker V6.5 w/acrobat CD w95                         N/A             1
79            4/30/98    Agranat System...     EMWEB Complier Code and Server Code             30412         N/A             1
80            5/15/98    DSCI                  Multi-User System Manager - 3 User License     180520         N/A             1
81            5/15/98    DSCI                  Additional User Blocks                                        N/A             1
82            5/15/98    DSCI                  General Ledger w/FRx Advanced                                 N/A             1
83            5/15/98    DSCI                  Accounts Payable                                              N/A             1


Software
-----------------------------------------------------------------------------------------------------------------------------------

             Purchase                                                                           Financed      Unit
Item#          Date       Vendor               Description                                      Amount        Price      Subtotal
-----------------------------------------------------------------------------------------------------------------------------------
46            6/29/98    Fine Tec              MS SQL 6.5 Server with 10 Client                  1,670.00    1,670.00      1,670.00
74             2/5/98    Keep It Simple        Goldmine V3.2 SW F/W95 5 User 1 Doc CD              725.00      725.00        725.00
75            2/11/98    Keep It Simple        Adobe Framemaker V5.5 w/acrobat CD W95              745.00      745.00        745.00
76            2/27/98    Diablo Data Inc.      C Cross Complier for PPC, ver 4.1A:1 SLW95CPPC    3,980.00    1,980.00      3,960.00
77            2/28/98    Accelerated Techn     NU930107 Nucleus Plus System                     22,490.00   22,490.00     22,490.00
78            3/19/98    Keep It Simple        Adobe Pagemaker V6.5 w/acrobat CD w95               595.00      595.00        595.00
79            4/30/98    Agranat System...     EMWEB Complier Code and Server Code              25,000.00   25,000.00     25,000.00
80            5/15/98    DSCI                  Multi-User System Manager - 3 User License        2,495.00    2,495.00      2,495.00
81            5/15/98    DSCI                  Additional User Blocks                            2,495.00    2,495.00      2,495.00
82            5/15/98    DSCI                  General Ledger w/FRx Advanced                     4,995.00    4,995.00      4,995.00
83            5/15/98    DSCI                  Accounts Payable                                  1,595.00    1,595.00      1,595.00

Software
-----------------------------------------------------------------------------------------------------------------------------------
             Purchase                                                                           Freight Tax      Acquisition
Item#          Date       Vendor               Description                                      Installation        Price
-----------------------------------------------------------------------------------------------------------------------------------
46            6/29/98    Fine Tec              MS SQL 6.5 Server with 10 Client                     137.77          1,807.77
74             2/5/98    Keep It Simple        Goldmine V3.2 SW F/W95 5 User 1 Doc CD                64.82            789.82
75            2/11/98    Keep It Simple        Adobe Framemaker V5.5 w/acrobat CD W95                64.47            809.47
76            2/27/98    Diablo Data Inc.      C Cross Complier for PPC, ver 4.1A:1 SLW95CPPC       336.70          4,296.70
77            2/28/98    Accelerated Techn     NU930107 Nucleus Plus System                       1,885.43         24,375.43
78            3/19/98    Keep It Simple        Adobe Pagemaker V6.5 w/acrobat CD w95                 69.10            664.10
79            4/30/98    Agranat System...     EMWEB Complier Code and Server Code               25,000.00         25,000.00
80            5/15/98    DSCI                  Multi-User System Manager - 3 User License           205.84          2,700.84
81            5/15/98    DSCI                  Additional User Blocks                               205.84          2,700.84
82            5/15/98    DSCI                  General Ledger w/FRx Advanced                        412.09          5,407.09
83            5/15/98    DSCI                  Accounts Payable                                     131.60          1,726.60

                                    EXHIBIT B


NetScreen Technologies, Inc.
PLB LOAN ASSETS
------------------------------------------------------------------------------------------------------------------------------------
        Purchase                                                                                    CDO                  Financed
Item #    Date     Vendor    Description                                Invoice #     Serial #    Asset Tag    Quantity   Amount
------------------------------------------------------------------------------------------------------------------------------------
  84     5/15/98   DSCI      Accounts Receivable                                       N/A                         1      1,595.00
  85     5/15/98   DSCI      Bank Book                                                 N/A                         1      1,395.00
  86     5/15/98   DSCI      Sales Order                                               N/A                         1      1,595.00
  87     5/15/98   DSCI      Purchase Order                                            N/A                         1      1,595.00
  88     5/15/98   DSCI      Inventory                                                 N/A                         1      1,595.00
  89     5/15/98   DSCI      Btrieve Server Edition for NT                             N/A                         1      1,495.00
  90     5/15/98   DSCI      Maynard Rigby Bill of Materials                           N/A                         1      3,300.00
  91     5/15/98   DSCI      Best Fixed Assets for Windows-Single User                 N/A                         1      1,595.00
  92     6/30/98   Clientele Clientele Software and Services             71718         N/A                         1     24,119.40
  93     7/10/98   PADS      Critical Place and Route                   124012         N/A                         1      2,195,00
  94     8/17/98   Fine Tec  Network Associate Sniffer License          579880         N/A                         2      1,720.00
  95     8/19/98   Wyle      PLS Magnum                                 758268         N/A                         1      1,000.00
  96     8/19/98   Wyle      PLAESW-PC                                  758268         N/A                         1      1,495.00
  97      7/3/98   Synopsys  Software Tool                            70030415         N/A                         1     77,570.00
  100    8/28/98   Fine Tec  MS Office 97                               579929         N/A                         2        920.00
  101    8/31/98   Fine Tec  MS Office 97                               579938         N/A                         1        460.00
                                                                                                                        ----------
                                                                                                                        190,409.40
                                                                                                                        ----------
                                                                                                                        ----------
                                                                           Software Total                               190,409.40
                                                                      Computers FF, EQ, TE Total                        291,925.25
                                                                                                                        ----------

                                                                            Grand Total                                 482,334.65


NetScreen Technologies, Inc.
PLB LOAN ASSETS
------------------------------------------------------------------------------------------------------------------------------------
        Purchase                                                                   Unit                   Freight, Tax     Invoice
Item #    Date     Vendor    Description                                          Price       Subtotal   Instal & other    Total
------------------------------------------------------------------------------------------------------------------------------------
  84     5/15/98   DSCI      Accounts Receivable                                 1,595.00      1,595.00      131.60       1,726.60
  85     5/15/98   DSCI      Bank Book                                           1,395.00      1,395.00      115.00       1,510.00
  86     5/15/98   DSCI      Sales Order                                         1,595.00      1,595.00      131.60       1,726.60
  87     5/15/98   DSCI      Purchase Order                                      1,595.00      1,595.00      131.60       1,726.60
  88     5/15/98   DSCI      Inventory                                           1,595.00      1,595.00      131.60       1,726.60
  89     5/15/98   DSCI      Btrieve Server Edition for NT                       1,495.00      1,495.00      123.34       1,618.34
  90     5/15/98   DSCI      Maynard Rigby Bill of Materials                     3,300.00      3,300.00      272.25       3,572.25
  91     5/15/98   DSCI      Best Fixed Assets for Windows-Single User           1,595.00      1,595.00      131.60       1,726.60
  92     6/30/98   Clientele Clientele Software and Services                    24,119.40     24,119.40    8,129.41      32,248.81
  93     7/10/98   PADS      Critical Place and Route                            2,195.00      2,195.00      544.63       2,739.63
  94     8/17/98   Fine Tec  Network Associate Sniffer License                     860.00      1,720.00      141.90       1,861.90
  95     8/19/98   Wyle      PLS Magnum                                          1,000.00      1,000.00       82.50       1,082.50
  96     8/19/98   Wyle      PLAESW-PC                                           1,495.00      1,495.00      123.33       1,618.33
  97      7/3/98   Synopsys  Software Tool                                      77,570.00     77,570.00   21,365.00      98,935.00
  100    8/28/98   Fine Tec  MS Office 97                                          460.00        920.00         -           920.00
  101    8/31/98   Fine Tec  MS Office 97                                          460.00        460.00         -           460.00
                                                                               ----------    ----------   ---------     ----------
                                                                               187,109.40    190,409.40   60,069.02     225,478.42
                                                                               ----------    ----------   ---------     ----------
